Securities Exchange Act of 1934 -- Form 8-K



                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              Date of Report :
                              February 13, 1998
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                      CBL & ASSOCIATES PROPERTIES, INC.
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           (Exact name of registrant as specified in its charter)


      Delaware                   1-12494                  62-1545718
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   (State or other           (Commission                (IRS Employer
   jurisdiction of           File Number)               Identification
   incorporation)                                       Number)


     One Park Place, 6148 Lee Highway, Chattanooga, Tennessee 37421
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                (Address of principal executive offices)


            Registrant's telephone number, including area code:
                              (423) 855-0001
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               CBL & ASSOCIATES PROPERTIES, INC.



ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS
          ACQUISITION OF BURNSVILLE CENTER, BURNSVILLE, MINNESOTA

On January 30, 1998 Burnsville Minnesota, LLC a Minnesota Limited Liability Corporation (the "Burnsville LLC"), a majority-owned subsidiary of CBL & Associates Properties, Inc. (The "Registrant") acquired Burnsville Center, a super regional shopping mall located in Burnsville (Minneapolis), Minnesota, containing approximately 1,078,568 square feet of total gross leasable area ("GLA") including mall store GLA of 417,525 square feet. The property was acquired from Corporate Property Investors ("CPI") pursuant to a Purchase and Sale Agreement between CPI and Burnsville LLC (the "Purchase Agreement"). The assets acquired included, among other things, real property, the buildings, improvements, and fixtures located thereon, certain lease interests, personal property and rights related thereto.


The aggregate purchase price, including closing costs, was approximately $81 million and was determined in good faith, arms length negotiations between Registrant and CPI, an unrelated third party. In negotiating the purchase price the Registrant considered, among other facts, the mall's historical and projected cash flow, the nature and term of existing leases, the current operating costs, the physical condition of the property, and the terms and conditions of available financing. There were no independent appraisals obtained by the Registrant. The purchase price consisted of $81 million in cash. The cash consideration was paid from proceeds from the Registrant's lines of credit and proceeds from a promissory note in the amount of $60.8 million which Burnsville LLC placed with U.S. Bank National Association.
The Registrant intends to continue operating the mall as currently operated and is leasing space therein to national and local retailers.

The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, which is filed as an exhibit to this document.


ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          The following financial statements have not been completed as of the date of this report and will be filed as an amendment to this report as soon as practicable in accordance with Item 7 (a)(4) of Form 8-K.

               Report of Independent Public Accountants

               Statements of Excess Revenues over Specific
        Operating Expenses for the Twelve Months Ended
               December 31, 1997


               Notes to Financial Statements


          B)   PRO FORMA FINANCIAL INFORMATION OF REGISTRANT

               The following financial statements have not been completed as of the date of this report and will be filed as an amendment to this report as soon as practicable in accordance with Item 7 (a)(4) of Form 8-K.

               Pro Forma Consolidated Statement Of Operations
               For the Twelve Months Ended December 31, 1997.
               (Unaudited)

               Pro Forma Consolidated Balance Sheet as of
               December 31, 1997. (Unaudited)

          C)   EXHIBITS

       Purchase and Sale Agreement dated December 31, 1997 between Corporate Property Investors A Massachusetts
       Business Trust (seller) and Development Options, Inc., a Wyoming corporation (Purchaser)

                            SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CBL & ASSOCIATES PROPERTIES, INC.


                                John N. Foy
                                -----------------------------
                                        John N. Foy
                                Executive Vice President,
                                Chief Financial Officer and
                                         Secretary
                                (Authorized Officer of the
                                        Registrant,
                                Principal Financial Officer and
                                Principal Accounting Officer)



Date: February 13, 1998
                          EXHIBITS INDEX


Exhibit:

2.1 Purchase and Sale Agreement dated December 31, 1997 between Corporate Property Investors A Massachusetts
            Business Trust (seller) and Development Options, Inc., a Wyoming corporation (Purchaser)